EMPLOYMENT  AGREEMENT

  AGREEMENT made this the 20th day of May 1996 between
ARIZONA PROCESSING, INC., for itself and its affiliated entities, successors and assigns (collectively "EMPLOYER"), and EARL E. DYKES ("EMPLOYEE"). 1. Job Description. In exchange for the considerations and covenants set forth below, EMPLOYER employs EMPLOYEE as General Manager of Arizona Processing, Inc. (API) and Executive Vice President of Sure Grow Seed, Inc. (SGS), Ellis Brothers Seed, Inc. (EBS) and Mississippi Seed, Inc. (MSI). EMPLOYEE shall direct the day-to-day operations of API, assist, as requested, the Chief Operating Officer of SGS, EBS and MSI in the performance of his job duties, participate in strategy planning for all of the above named entitles, and/or perform other assigned responsibilities consistent with those of other executives in similar positions with other D&PL operating companies.. 2. Term. The term of this Employment Agreement shall commence on date of closing of the Transaction contemplated by an Agreement between SURE GROW SEED, INC., and related parties, and DELTA AND PINE LAND COMPANY ("D&PL"), and related parties, dated May 20, 1996, and shall end on September 1, 2001, subject to extension by mutual agreement. 3. Compensation. (a) Salary: EMPLOYEE shall receive an initial base salary of $140,000.00 per year, payable semi-monthly, subject to periodic reviews and adjustments. At no time shall the annual salary of the EMPLOYEE be reduced below the salary in effect at the time of such review unless all executives in similar positions in D&PL Companies are subject to company-wide pro rata cuts. (b) Bonus Program: Upon commencement of this Employment Agreement, EMPLOYEE shall be eligible for immediate participation in the merit bonus program applicable to other employees of D&PL and its affiliates with similar job responsibilities. In the event of the termination of EMPLOYEE'S employment other than for Cause (as defined in Section 8 below), all accrued but unpaid compensation (including bonus and vacation time), if any, shall be paid to the EMPLOYEE immediately upon such termination. (c) Additional Benefits:
EMPLOYEE  shall also  receive  additional  employment  benefits as follows:  (1)
Automobile: EMPLOYEE will be furnished with a company-provided automobile and be reimbursed on a current basis for all expenses incurred for normal operation in accordance with EMPLOYER'S policies relating to company-provided automobiles.
(2) Expenses: EMPLOYEE shall receive full reimbursement for all expenses, including reasonable travel expenses (including transportation, room, and meals), incurred in the performance of his duties in accordance with EMPLOYER'S personnel policies. (3) Health Insurance: EMPLOYEE will be eligible to participate in the D&PL'S executive health and disability insurance plan under either single or family coverage plans at EMPLOYEE'S election. (4) Stock
Options: Upon commencement of this Employment Agreement, EMPLOYEE shall be immediately eligible for discretionary employee stock options as may be granted by D&PL'S Board of Directors from time to time. (5) Other Benefits: Upon commencement of this Employment Agreement, EMPLOYEE shall be immediately eligible for and provided with office space and facilities, paid vacations, sick leave, holidays and other benefits provided to employees of equivalent positions within D&PL. 4. Best Efforts. During the term of this Employment Agreement, EMPLOYEE will work exclusively for EMPLOYER and will devote his best efforts to accomplishment of his job responsibilities. 5. Ownership of Breeding Materials and Varieties. In consideration for his employment by EMPLOYER, EMPLOYEE hereby conveys to EMPLOYER any cotton germplasm and other cotton breeding materials in his possession or control not presently owned by EMPLOYER and all records relating thereto and transfers to EMPLOYER all rights he has to such cotton germplasm and materials. EMPLOYEE agrees that all cotton strains, lines, varieties and other inventions, discoveries or works developed through EMPLOYEE'S efforts during his employment by EMPLOYER and all records related thereto shall be and become the sole property of EMPLOYER. EMPLOYEE shall assist EMPLOYER, at EMPLOYER'S expense, in obtaining, defending and enforcing any cotton Certificates of Plant Variety Protection, patents, copyrights and other protection of rights therein. 6. Confidentiality. Without the written consent of EMPLOYER, EMPLOYEE will not at any time during or after employment by EMPLOYER divulge to any person, firm or corporation any information concerning the business of EMPLOYER or its affiliated entities. This covenant shall not apply to any information: (a) which at the time of disclosure is or thereafter becomes, through no action by EMPLOYEE, available to the public generally; (b) which is communicated to the EMPLOYEE by any third party under no obligation of confidentiality to EMPLOYER or its affiliated parties; (c) which has been or which may be hereafter independently developed by EMPLOYEE without utilizing information received from EMPLOYER or its affiliated parties; or (d) which EMPLOYER authorizes to be released to the public. 7. Covenant against Competition. Until the later of September 1, 2001, or two (2) years after the expiration or other termination of this Employment Agreement and any renewal or extension(s) thereof, EMPLOYEE shall not engage in any cotton industry management functions or any cotton industry agricultural research for himself or on behalf of any person, firm, partnership or corporation which breeds or sells cotton seed (other than D&PL and its affiliated entities) nor engage in selling or promoting cotton seed for the benefit of himself or any person, firm, partnership or corporation (other than D&PL and its affiliated entities). In the event that EMPLOYEE'S employment (a) is terminated by mutual written agreement either prior to or after September 1, 2000, whereby this covenant against competition is expressly released, or (b) is terminated by EMPLOYER, on or after September 1, 2000, unless such termination on or after September 1, 2000, is (i) for Cause (ad defined in Section 8), (ii) is occasioned by EMPLOYEE'S disability (as defined in Section 8), or (iii) occurs upon the expiration of the term of this Agreement or any mutually agreed upon extension thereof, this covenant against competition will terminate concurrently with such employment termination. 8. Termination. EMPLOYEE'S employment may be terminated by mutual written agreement. EMPLOYEE'S employment with EMPLOYER may be terminated by EMPLOYER without EMPLOYEE'S agreement only (a) for Cause or (b) upon EMPLOYEE'S death or a disability which prevents EMPLOYEE from performing his job duties for a period of six (6) months or more or (c) upon expiration of the term of this Agreement or any mutually agreed upon extension thereof. Except as expressly provided in Section 7, all covenants in this Agreement shall survive the expiration or termination of this Agreement. Cause shall be defined as and limited to fraud, embezzlement, conduct constituting a material breach of this Agreement (provided EMPLOYER has given EMPLOYEE written notice of such breach and 30 days following receipt of such notice to cure such breach) or violation of EMPLOYER'S written policies and reasonable written instructions and directives (provided EMPLOYER has given EMPLOYEE written notice of such violation and 30 days following receipt of such notice to cure such breach) or indictment for a felony under the laws of the United States or any state. 9.
Modification and Enforcement of Agreement. There will be no waiver or modification of this Agreement nor any individual portion of this Agreement except by mutual written amendment specifically for that purpose, signed by the EMPLOYEE and by an authorized officer of EMPLOYER. In addition to other remedies, this Agreement shall be specifically enforceable. This Agreement shall be governed by the laws of the State of Alabama. 10. Benefit. This Agreement shall bind all parties, their respective heirs, executors, administrators, successors and assigns, but nothing contained herein shall be construed as an authorization or right of any party to assign its rights or obligations hereunder. 11. Waiver of Breach or Violation not Deemed Continuing. The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach thereof. 12. Notices. Any and all notices required or permitted to be given under this Agreement will be sufficient if furnished in writing and personally delivered or sent by facsimile transmission or certified or registered mail, postage prepaid, return receipt requested, to EMPLOYEE'S last known residence in the case of the EMPLOYEE or to its principal office in the case of the EMPLOYER.
13. Authority. The provisions of this Agreement have been authorized by all required corporate action. 14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to be one and the same instrument, regardless of whether any one or more of the parties hereto signed the same counterpart. WITNESS our signatures, effective on the date set forth above. /s/ Earl E. Dykes /s/ W. A. Ellis, Jr.